--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              CALIFORNIA MUNICIPALS
                                    FUND INC.
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             CLASSIC SERIES | SEMI-ANNUAL REPORT | AUGUST 31, 2001

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(SM)

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 31 years of securities business experience and has managed the Fund since its inception.

Education: BA in History from Iona College

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FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The Fund invests at least 80% of its net assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.

----------------
* Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").

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FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
April 9, 1984

MANAGER TENURE
--------------------------------------------------------------------------------
16 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

                                    Class A        Class B           Class L
--------------------------------------------------------------------------------
NASDAQ                               SHRCX          SCABX             SCACX
--------------------------------------------------------------------------------
INCEPTION                           4/9/84         11/6/92           11/14/94
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[GRAPHIC OMITTED] Classic Series

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Semi-Annual Report o August 31, 2001

SMITH BARNEY CALIFORNIA
MUNICIPALS FUND INC.

Average Annual Total Returns as of August 31, 2001

                                                 Without Sales Charges(1)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
Six-Month+                                 4.88%           4.63%         4.61%
--------------------------------------------------------------------------------
One-Year                                   9.90            9.37          9.33
--------------------------------------------------------------------------------
Five-Year                                  7.11            6.57          6.52
--------------------------------------------------------------------------------
Ten-Year                                   7.40             N/A           N/A
--------------------------------------------------------------------------------
Since Inception++                          8.42            6.93          8.25
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
Six-Month+                                 0.66%           0.13%         2.57%
--------------------------------------------------------------------------------
One-Year                                   5.50            4.87          7.28
--------------------------------------------------------------------------------
Five-Year                                  6.23            6.41          6.31
--------------------------------------------------------------------------------
Ten-Year                                   6.97             N/A           N/A
--------------------------------------------------------------------------------
Since Inception++                          8.17            6.93          8.10
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

--------------------------------------------------------------------------------
What's Inside

A Letter to Our Shareholders ..............................................    1

Historical Performance ....................................................    4

Fund at a Glance ..........................................................    7

Schedule of Investments ...................................................    8

Bond Ratings ..............................................................   16

Statement of Assets and Liabilities .......................................   18

Statement of Operations ...................................................   19

Statements of Changes in Net Assets .......................................   20

Notes to Financial Statements .............................................   21

Financial Highlights ......................................................   25


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney California Municipals Fund Inc. ("Fund") for the period ended August 31, 2001. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Shareholder Notice

As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Performance Update

For the six months ended August 31, 2001, the Fund's Class A shares without sales charges returned 4.88%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 4.75% for the same period.

Municipal Bond Market Update

In response to aggressive economic growth in the year 2000, the U.S. Federal Reserve Board ("Fed") tightened monetary policy through the end of last year in order to decelerate an overly robust economy. The year 2001 started out on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. Beginning with a rare inter-meeting rate cut in January, the Fed responded to this instability by aggressively lowering short-term interest rates by a total of 275 basis points(2) over the six-month period that ended June 30, 2001.

Since the end of June, economic conditions have deteriorated considerably. In an effort to further curb negative economic growth, reduce job loss and bolster sagging consumer confidence, the Fed continued to lower short-term rates. (The latest Fed rate cut of 50 basis points occurred after the close of the reporting period on October 2, 2001, taking rates to a 39-year low of just 2.5%.) Existing concerns over the sluggish economy were exacerbated by the terrorist attacks of September 11th. The federal government, which had been running a budget surplus, now appears to be headed toward break-even as hopes of a "U" shaped recovery have begun to dissipate.

California Economic Highlights

The California municipal market is a "thin" market with more demand than supply. As the California power crisis unfolded last year, concerns surfaced around how companies would finance their power purchases, as natural gas prices soared to $10.00 per million British Thermal Units ("BTUs") last December. We believe that this overriding concern has diminished somewhat in light of recent events, including weaker industrial energy demand and natural gas prices sliding below $2.00 per million BTUs.

----------
(1) The Lehman Index is a broad-based unmanaged index of municipal bonds. Please note that an investor cannot invest directly in an index.

(2)   A basis point is 0.01%, or one one-hundredth of a percent.

                1   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

Uninsured California general obligation bonds have not been added to the portfolio over the last 9-12 months, as the power crisis unnerved the state's economy, challenging issuers' unlimited (or in some cases limited) taxing power to cover principal and interest payments. Insurance on the bonds should provide a safeguard if tax revenues are insufficient to meet the aforementioned obligations to the lender.

During the period, California has been facing an energy crisis with demand outpacing supply as well as higher costs of power. California's tax-exempt marketplace has been influenced by the financial difficulties of the state's major electric power producers. Because these utility companies have been unable to pass along higher energy costs to their customers, they have defaulted on some of their debt obligations.

With regard to the California utility crisis, the Fund currently maintains some of its holdings in select California utility obligations. Though clearly a concern, we believe the likelihood of any material loss to the Fund is extremely low, especially in view of the small amount of these securities held by the Fund (less than 2%). Moreover, we are confident that the Fund's broad diversification should help to mitigate any problems from our holdings if they do occur.

Because we believe water, sewer and local bonds are attractive, the Fund has recently made several bond purchases in these sectors. In summary, our outlook remains positive over the next 3-5 months.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital.(3) The Fund invests primarily in long-term, investment-grade(4) municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

During the period, the Fund focused on water and sewer bonds (20.9%), hospital bonds (10.6%) and escrowed to maturity bonds (8.1%) because we believe they offered good relative values. In addition, as of August 31, 2001, approximately 95.9% of the Fund's holdings were rated investment-grade, with 69.2% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

The Fund is managed to include high quality, investment grade bonds with a 20-year weighted average maturity, as the risk of higher inflation is not a material near-term issue. Inflationary concerns are negligible, as economic and political leaders are focused on restoring national confidence and normalcy.

Municipal Bond Market Outlook

Economic and market conditions are likely to remain weak over the next few months as corporate profits slide, workforces shrink, and Gross Domestic Product ("GDP")(5) continues to decline. As the market suffers in the aftermath of the September 11th tragedy, we believe that the government will continue to take the necessary steps to resuscitate our economy and work towards recovery. However, recovery will take some time, as stimuli need to work through the system. When the market does experience a resurgence, it may in fact, be more pronounced and "V" shaped in nature, as the Fed continues to add liquidity to our markets and to cut short-term interest rates. The Fed has now taken interest rates down to a level that should encourage many investors to switch out of short-term cash positions and into both the fixed income and equity markets. By

----------
(3) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
(5) Gross Domestic Product ("GDP") is the market value of goods and services produced by labor and property in the U.S.


                2   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders
doing this, an investor can potentially capture a higher yield in the fixed income market (tax-exempt or taxable) as he or she moves out along the yield curve. Additionally, Congress is providing fiscal stimulus, another key factor to help the economy recuperate.

We believe that the demand for municipal bonds will continue to be strong. This year, investors have invested a net $11 billion into municipal bond funds in comparison to last year when municipal bonds had $13 billion in net redemptions (Source: Wall Street Journal, Monday, October 1, 2001). Overall, we expect investors to remain focused more on fixed income products that have provided a relative safe harbor as the equity market has weakened.

Thank you for your investment in the Smith Barney California Municipals Fund
Inc.

Sincerely,


/s/ Heath B. McLendon                  /s/ Joseph P. Deane

Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President and
                                       Investment Officer

October 3, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 8 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.


                3   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                  Net Asset Value
               ----------------------
               Beginning       End       Income      Capital Gain      Return        Total
Period Ended   of Period    of Period   Dividends    Distributions   of Capital   Returns(1)
--------------------------------------------------------------------------------------------
8/31/01         $16.70       $17.11      $0.39          $0.00          $0.00          4.88%+
--------------------------------------------------------------------------------------------
2/28/01          15.28        16.70       0.78           0.00           0.00         14.70
--------------------------------------------------------------------------------------------
2/29/00          16.93        15.28       0.76           0.00           0.00         (5.36)
--------------------------------------------------------------------------------------------
2/28/99          16.99        16.93       0.80           0.10           0.00          5.02
--------------------------------------------------------------------------------------------
2/28/98          16.26        16.99       0.84           0.23           0.00         11.44
--------------------------------------------------------------------------------------------
2/28/97          16.31        16.26       0.85           0.20           0.00          6.37
--------------------------------------------------------------------------------------------
2/28/96          15.40        16.31       0.84           0.03           0.00         11.93
--------------------------------------------------------------------------------------------
2/28/95          16.15        15.40       0.89           0.19           0.00          2.46
--------------------------------------------------------------------------------------------
2/28/94          16.70        16.15       0.84           0.65           0.00          5.92
--------------------------------------------------------------------------------------------
2/28/93          15.78        16.70       0.97           0.29           0.04         14.76
--------------------------------------------------------------------------------------------
2/28/92          15.66        15.78       1.05           0.27           0.00          9.50
============================================================================================
     Total                               $9.01          $1.96          $0.04
============================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                           Net Asset Value
                        ----------------------
                        Beginning       End       Income      Capital Gain      Return        Total
Period Ended            of Period    of Period   Dividends    Distributions   of Capital   Returns(1)
-----------------------------------------------------------------------------------------------------
8/31/01                  $16.69       $17.10      $0.35          $0.00          $0.00          4.63%+
-----------------------------------------------------------------------------------------------------
2/28/01                   15.28        16.69       0.70           0.00           0.00         14.06
-----------------------------------------------------------------------------------------------------
2/29/00                   16.93        15.28       0.67           0.00           0.00         (5.87)
-----------------------------------------------------------------------------------------------------
2/28/99                   16.98        16.93       0.71           0.10           0.00          4.56
-----------------------------------------------------------------------------------------------------
2/28/98                   16.25        16.98       0.76           0.23           0.00         10.88
-----------------------------------------------------------------------------------------------------
2/28/97                   16.32        16.25       0.77           0.20           0.00          5.73
-----------------------------------------------------------------------------------------------------
2/28/96                   15.40        16.32       0.76           0.03           0.00         11.39
-----------------------------------------------------------------------------------------------------
2/28/95                   16.15        15.40       0.80           0.19           0.00          1.89
-----------------------------------------------------------------------------------------------------
2/28/94                   16.70        16.15       0.76           0.65           0.00          5.40
-----------------------------------------------------------------------------------------------------
Inception* -- 2/28/93     15.84        16.70       0.28           0.29           0.01          9.27+
=====================================================================================================
     Total                                        $6.56          $1.69          $0.01
=====================================================================================================


                4   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                        ----------------------
                        Beginning       End       Income      Capital Gain      Return        Total
Period Ended            of Period    of Period   Dividends    Distributions   of Capital   Returns(1)
-----------------------------------------------------------------------------------------------------
8/31/01                  $16.68       $17.09      $0.35          $0.00          $0.00          4.61%+
-----------------------------------------------------------------------------------------------------
2/28/01                   15.26        16.68       0.69           0.00           0.00         14.09
-----------------------------------------------------------------------------------------------------
2/29/00                   16.91        15.26       0.66           0.00           0.00         (5.92)
-----------------------------------------------------------------------------------------------------
2/28/99                   16.97        16.91       0.70           0.10           0.00          4.45
-----------------------------------------------------------------------------------------------------
2/28/98                   16.24        16.97       0.75           0.23           0.00         10.83
-----------------------------------------------------------------------------------------------------
2/28/97                   16.31        16.24       0.77           0.20           0.00          5.68
-----------------------------------------------------------------------------------------------------
2/28/96                   15.40        16.31       0.76           0.03           0.00         11.30
-----------------------------------------------------------------------------------------------------
Inception* -- 2/28/95     14.19        15.40       0.23           0.19           0.00         11.72+
=====================================================================================================
     Total                                        $4.91          $0.75          $0.00
=====================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Six Months Ended 8/31/01+                  4.88%           4.63%          4.61%
--------------------------------------------------------------------------------
Year Ended 8/31/01                         9.90            9.37           9.33
--------------------------------------------------------------------------------
Five Years Ended 8/31/01                   7.11            6.57           6.52
--------------------------------------------------------------------------------
Ten Years Ended 8/31/01                    7.40             N/A            N/A
--------------------------------------------------------------------------------
Inception* through 8/31/01                 8.42            6.93           8.25
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Six Months Ended 8/31/01+                  0.66%           0.13%          2.57%
--------------------------------------------------------------------------------
Year Ended 8/31/01                         5.50            4.87           7.28
--------------------------------------------------------------------------------
Five Years Ended 8/31/01                   6.23            6.41           6.31
--------------------------------------------------------------------------------
Ten Years Ended 8/31/01                    6.97             N/A            N/A
--------------------------------------------------------------------------------
Inception* through 8/31/01                 8.17            6.93           8.10
================================================================================

--------------------------------------------------------------------------------


                5   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (8/31/91 through 8/31/01)                               104.24%
--------------------------------------------------------------------------------
Class B (Inception* through 8/31/01)                             80.57
--------------------------------------------------------------------------------
Class L (Inception* through 8/31/01)                             71.39
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.


                6   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Smith Barney California Municipals Fund Inc. at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Fund Average
--------------------------------------------------------------------------------
                           August 1991 -- August 2001

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                  Smith Barney         Lehman Brothers       Lipper California
                   California           Municipal Bond        Municipal Debt
               Municipal Fund, Inc.         Index              Fund Average
               --------------------    ---------------       -----------------

Aug 1991              9600                  10000                  10000
Aug 1992             10444                  11116                  11051
Aug 1993             11762                  12473                  12453
Aug 1994             11921                  12490                  12296
Aug 1995             12958                  13597                  13159
Aug 1996             13911                  14311                  13911
Aug 1997             15435                  15633                  15170
Aug 1998             16857                  16986                  16465
Aug 1999             16508                  17147                  16219
Aug 1900             17843                  18308                  16665
Aug 1901             19608                  20172                  18199

+ Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1991, assuming the deduction of the maximum 4.00% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2001. The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Fund Average is composed of an average of the Fund's peer group of 107 mutual funds investing in California municipal bonds as of August 31, 2001. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

 6.7%    Education
 8.1%    Escrowed to Maturity
 4.4%    General Obligation
10.6%    Hospitals
 2.7%    Housing: Multi-Family
23.9%    Miscellaneous
 4.2%    Pre-Refunded
 3.5%    Tax Allocation
 5.4%    Transportation
 3.4%    Utilities
20.9%    Water and Sewer
 6.2%    Other

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Standard            Percentage
                   Moody's      & Poor's      of Total Investments
                   -------      --------      --------------------

                     Aaa          AAA                 69.2%

                     Aa           AA                  12.3

                      A            A                   9.5

                     Baa          BBB                  4.9

                     Ba           BB                   0.9

                      B            B                   1.3

                     NR           NR                   0.9

                 VMIG 1/P-1    SP-1/A-1                1.0
                                                      ----

                                                     100.0%
                                                     =====

--------------------------------------------------------------------------------

* As a percentage of total investments. These holdings are as of February 28, 2001 and are subject to change.


                7   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                              August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Education -- 6.7%
$ 2,000,000      AAA     Adelanto School District, Series B, FGIC-Insured, zero coupon due 9/1/18                     $    875,940
                         California Educational Facilities Authority Revenue:
  2,980,000      Aa3*       Claremont University Center, Series B, 5.000% due 3/1/24                                     3,002,380
                            Pepperdine University, Series A:
  1,775,000      A1*          5.000% due 11/1/18                                                                         1,839,255
  1,500,000      A1*          5.000% due 11/1/29                                                                         1,503,450
  6,125,000      Ba1*       Pooled College & University Project, Series A, 5.500% due 7/1/15                             6,296,806
  1,000,000      A1*        Scripps College, 5.250% due 8/1/26                                                           1,025,570
                            Southwestern University Project:
  2,635,000      A3*          6.600% due 11/1/14                                                                         2,928,117
  4,505,000      A3*          6.700% due 11/1/24                                                                         4,951,040
 15,000,000      AAA        Stanford University, Series Q, 5.250% due 12/1/32                                           15,611,100
    690,000      A1*     California State Public Works Board, Lease Revenue, High Technology Facility, San Jose
                            Facilities,
                            Series A, 7.750% due 8/1/06                                                                    772,013
  2,000,000      AAA     California State University Foundation Revenue, Monterey Bay, MBIA-Insured, 5.350% due 6/1/31   2,086,180
  1,265,000      AAA     Exeter Union High School District, Election of 2001, MBIA-Insured, 5.125% due 8/1/26            1,290,047
 10,000,000      AAA     Fremont Unified School District, Alameda County, Series A, FGIC-Insured, 4.750% due 8/1/20     10,032,300
  1,000,000      AAA     Fullerton University Foundation, Auxiliary Organization Revenue, Series A, MBIA-Insured,
                            5.750% due 7/1/30                                                                            1,086,190
  1,530,000      AAA     Santa Rosa High School District, FGIC-Insured, 5.900% due 5/1/14                                1,654,144
                         Standard School District, COP, (Capital Improvement Project), Series A:
    320,000      A          6.200% due 3/1/10                                                                              344,515
    340,000      A          6.250% due 3/1/11                                                                              366,874
  4,500,000      BBB+    Ukiah Unified School District, COP, (Measure A Capital Projects), 6.000% due 9/1/10             4,712,175
  2,600,000      AAA     Victor Valley Unified High School District, MBIA-Insured, 5.750% due 11/1/17                    2,858,544
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        63,236,640
----------------------------------------------------------------------------------------------------------------------------------
Electric -- 0.7%
                         Sacramento Power Authority, Cogeneration Project Revenue:
  1,800,000      BBB-       6.500% due 7/1/07                                                                            2,057,544
  1,800,000      BBB-       6.500% due 7/1/08                                                                            2,040,390
  2,200,000      BBB-       6.500% due 7/1/09                                                                            2,483,404
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,581,338
----------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 8.1%
    270,000      AAA     Contra Costa County Home Mortgage Revenue, Mortgage Backed Securities Program,
                            GNMA-Collateralized, 7.750% due 5/1/22 (c)                                                     358,220
    100,000      AAA     Kern High School District, Series C, MBIA-Insured, 8.750% due 8/1/03 (c)                          111,738
    125,000      AAA     Martinez Home Mortgage Revenue Bonds,10.750% due 2/1/16                                           187,978
  3,325,000      AAA     Perris Single-Family Mortgage Revenue, Series A, Mortgage Backed Securities Program,
                            GNMA-Collateralized, 8.300% due 6/1/13 (c)                                                   4,317,546
  6,000,000      AAA     Pleasanton-Suisun City HFA, Home Mortgage, Series A, MBIA-Insured, zero coupon due 10/1/16      2,825,640
                         Riverside County Single-Family Mortgage Revenue, Series A, Mortgage Backed Securities
                            Program, GNMA-Collateralized:
  2,620,000      AAA          8.300% due 11/1/12 (c)                                                                     3,370,551
  1,000,000      AAA          7.800% due 5/1/21 (c)                                                                      1,361,610

                       See Notes to Financial Statements.


                8   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Escrowed to Maturity (b) -- 8.1% (continued)
                         San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
$ 5,000,000      AAA        Zero coupon due 1/1/14                                                                    $  2,879,450
 60,000,000      AAA        Zero coupon due 1/1/16                                                                      30,634,200
 17,500,000      AAA        Zero coupon due 1/1/17                                                                       8,398,600
 25,000,000      AAA        Zero coupon due 1/1/18                                                                      11,274,000
 20,000,000      AAA        Zero coupon due 1/1/19                                                                       8,503,000
    735,000      AAA     Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project), 10.300% due 3/1/11           982,474
  1,250,000      Baa*    Sequoia Hospital District Revenue, 5.375% due 8/15/23                                           1,322,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        76,527,307
----------------------------------------------------------------------------------------------------------------------------------
General Obligation -- 4.4%
                         California State GO:
  3,000,000      Aa3*       5.375%, due 10/1/25                                                                          3,121,050
                            Veterans Series:
    455,000      A-           AL, 9.700% due 4/1/02                                                                        473,792
    725,000      Aa3*         AM, 9.000% due 10/1/02                                                                       774,242
  1,000,000      A-           AT, 9.500% due 2/1/10                                                                      1,384,830
  2,000,000      A-           AU, 8.400% due 10/1/06                                                                     2,412,320
  4,720,000      AAA     Pasadena Unified School District, Series A, FGIC-Insured, 5.000% due 5/1/20                     4,840,360
  1,000,000      Aa1*    San Diego Public Safety Communication Project, 6.650% due 7/15/11                               1,221,390
                         Santa Margarita/Dana Point Authority Revenue, GO:
 20,000,000      AAA        Series A, AMBAC-Insured, 5.125% due 8/1/18                                                  20,822,800
  1,500,000      AAA        Water Improvement Districts 3, 3A, 4 & 4A, Series B, MBIA-Insured, 7.250% due 8/1/14         1,960,860
  4,000,000      AAA     Tahoe Truckee Unified School District Improvement, District No. 1, Series A, FGIC-Insured,
                            5.750% due 8/1/20                                                                            4,668,040
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,679,684
----------------------------------------------------------------------------------------------------------------------------------
Hospitals -- 10.6%
  1,500,000      A+      ABAG Finance Authority for Nonprofit Corp., COP, (Rehabilitation Mental Health Services
                            Inc. Project), California Mortgage Insured, 6.550% due 6/1/22                                1,561,545
                         California Health Facilities Financing Authority Revenue:
  2,500,000      AAA        Catholic Health Facilities, AMBAC-Insured, 5.750% due 7/1/15                                 2,733,700
 10,000,000      A3*        Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30                                   10,693,400
                            Industrial Health Facilities:
    705,000      A+           Casa De Las Campanas, Series A, 5.500% due 8/1/12                                            758,524
  2,500,000      A+           Marshall Hospital, Series A, 5.250% due 11/1/18                                            2,595,500
                            Kaiser Permanente:
  3,000,000      AAA          Catholic Healthcare West, MBIA-Insured, 5.125% due 10/1/16                                 3,033,480
  3,500,000      AAA          Series A, FSA-Insured, 5.000% due 6/1/18                                                   3,599,540
                              Series B:
  1,750,000      A              5.250% due 10/1/14                                                                       1,849,068
  5,000,000      A              5.250% due 10/1/16                                                                       5,221,100
  5,145,000      AAA        Stanford Health Care, Series A, FSA-Insured, 5.000% due 11/15/18                             5,297,498
                            Sutter Health, Series A:
                              FSA-Insured:
  1,470,000      AAA            5.125% due 8/15/17                                                                       1,535,738
  1,500,000      AAA            5.250% due 8/15/27                                                                       1,546,095
  2,000,000      AAA          MBIA-Insured, 5.000% due 8/15/19                                                           2,063,200

                       See Notes to Financial Statements.


                9   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Hospitals -- 10.6% (continued)
                         California Statewide Community Development Authority Revenue COP:
$ 4,515,000      AAA        Industrial Health Facilities, Unihealth, Series A, AMBAC-Insured, 5.500% due 10/1/07      $  5,128,950
 19,000,000      A          Kaiser Permanente, 5.300% due 12/1/15                                                       19,931,950
  1,100,000      A+         Solheim Lutheran Home, 6.500% due 11/1/17                                                    1,213,872
                            St. Joseph's Health System:
  4,125,000      AA-          5.500% due 7/1/14                                                                          4,230,146
  4,000,000      AA-          5.250 % due 7/1/21                                                                         4,022,600
                            Sutter Health Obligated Group, MBIA-Insured:
  3,500,000      AAA          5.500% due 8/15/09                                                                         3,707,935
    500,000      AAA          6.000% due 8/15/25                                                                           544,480
                         Fresno Health Facilities Revenue, Holy Cross Health System Corp.:
  2,200,000      AA-        5.200% due 12/1/04                                                                           2,323,024
  2,435,000      AA-        5.375% due 12/1/06                                                                           2,561,084
  1,000,000      AAA     Modesto Health Facilities Revenue, Memorial Hospital Association, Series B, MBIA-Insured,
                            5.125% due 6/1/17                                                                            1,043,700
  2,000,000      A+      Riverside County Asset Leasing Corp., (Riverside County Hospital Project), Series A,
                            6.375% due 6/1/09                                                                            2,108,460
  8,620,000      A       Torrance Hospital Revenue Bonds, Little County of Mary Hospital, (Escrowed to maturity with
                            U.S. government securities), 6.875% due 7/1/15 (b)                                           9,076,515
    955,000      BB      Valley Health System COP, 6.875% due 5/15/23                                                      955,945
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        99,337,049
----------------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.7%
  1,250,000      AAA     ABAG County, Series 96A, FNMA-Collateralized, 5.700% due 11/1/26                                1,321,350
                         California HFA:
                            Home Mortgage Revenue:
     45,000      Aa2*         Series F-1, FHA-Insured, 7.000% due 8/1/26 (c)                                                46,547
  7,400,000      VMIG 1*      Series N, FSA-Insured, 2.350% due 8/1/21 (d)                                               7,400,000
  1,595,000      Aa2*       Series A, 6.625% due 2/1/24 (c)                                                              1,653,840
    480,000      AAA        Series C, MBIA-Insured, 7.000% due 8/1/23 (c)                                                  492,528
  6,000,000      NR      California Statewide Community Development Authority COP, St. Joseph's Health System Group,
                            Series E, FNMA-Collateralized, 6.400% due 6/1/28 (c)                                         6,357,120
  1,740,000      AAA     Riverside County Housing Authority, Multi-Family Housing Revenue, Brandon Place Apartments,
                            Series B, FNMA-Collateralized, 5.625% due 7/1/29 (c)                                         1,915,879
    665,000      A+      San Francisco City & County Redevelopment, Multi-Family Housing Revenue,
                            1045 Mission Apartments, Series C, GNMA-Collateralized, 5.200% due 12/20/17 (c)                681,193
  1,500,000      Aa1*    San Jose Multi-Family Timberwood Apartments, Series A, LOC-Wells Fargo Bank, 7.500%
                            due 2/1/20                                                                                   1,506,555
  1,320,000      AA      Santa Rosa Mortgage Revenue, (Village Square Apartments Project), Series A, FHA-Insured,
                            6.875% due 9/1/27                                                                            1,400,045
  2,755,000      AAA     Victorville Multi-Family Housing Revenue, Wimbledon Apartments, Series A,
                            GNMA-Collateralized, 6.300% due 4/20/31                                                      2,908,564
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,683,621
----------------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.2%
                         California HFA Revenue Bonds, Home Mortgage:
                            Capital Appreciation:
    350,000      Aa2*         Series 1983-B, FHA-Insured, zero coupon due 8/1/15                                           114,968
    310,000      Aa2*         Series 1984-B, zero coupon due 8/1/16                                                         58,612
  5,225,000      Aa2*         Series E, FHA-Insured, Remarketed 10/16/96, 6.375% due 8/1/27 (c)                          5,499,626

                       See Notes to Financial Statements.


               10   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Housing: Single-Family -- 2.2% (continued)
$    10,000      Aa2*       FGIC-Insured, 10.250% due 2/1/14                                                            $   10,017
                            Single-Family Mortgage:
  5,220,000      AAA          Issue A-2, FHA-Insured, 6.350% due 8/1/15 (c)                                              5,532,156
  3,275,000      AAA          Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21 (c)                                  3,333,524
  3,920,000      AAA     California Rural Home Mortgage Financing Authority, Single-Family Mortgage-Revenue,
                            Mortgage Backed Security, Series D, GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (c)         4,198,477
    320,000      Aaa*    Los Angeles Home Mortgage Revenue Bonds, GNMA-Collateralized, (Second Mortgage Project),
                            8.100% due 5/1/17                                                                              331,075
  1,500,000      AAA     Sacramento County Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized,
                            (Escrowed to maturity with U.S. government securities), 8.000% due 7/1/16 (c)                2,033,685
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,112,140
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 23.9%
  2,000,000      AAA     Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured, 6.200% due 7/16/23                       2,214,000
  1,025,000      Baa2*   Azusa COP, (Capital Improvements Refinancing Project), 6.625% due 8/1/13                        1,103,607
 10,000,000      AA      Beverly Hills Public Financing Authority, Lease Revenue, (Capital Improvement Project),
                            Series A, 5.250% due 6/1/28                                                                 10,331,700
    750,000      NR      California Public Capital Improvements Finance Authority Revenue, (Pooled Project),
                            Series A, 8.500% due 3/1/18                                                                    756,675
                         California State Public Works Board, Lease Revenue, MBIA-Insured:
  2,500,000      AAA        Department of Corrections, 5.000% due 9/1/21                                                 2,545,275
  5,000,000      AAA        Department of Health Services, Series A, 5.750% due 11/1/24                                  5,493,000
  3,000,000      AAA     Contra Costa County COP, (Capital Projects), AMBAC-Insured, 5.250% due 2/1/21                   3,130,590
  2,500,000      AAA     Corona PFA Revenue, Superior Lien, Series A, FSA-Insured, 5.000% due 9/1/20                     2,579,325
  3,680,000      AAA     Fontana COP, AMBAC-Insured, 5.000% due 9/1/21                                                   3,740,536
                         Fresno Joint Powers Financing Authority, Local Agency Revenue, Series A:
    600,000      BBB+       6.000% due 9/2/01                                                                              600,000
  1,000,000      BBB+       6.200% due 9/2/03                                                                            1,060,930
  1,500,000      BBB+       6.550% due 9/2/12                                                                            1,632,510
  3,000,000      AAA     Long Beach Board Finance Authority Lease Revenue, (Rainbow Harbor Refining Project),
                            Series A, AMBAC-Insured, 5.250% due 5/1/24                                                   3,126,090
  3,250,000      AAA     Los Angeles County Community Facilities, District No. 3, Special Tax Refunding, Series A,
                            FSA-Insured, 5.500% due 9/1/14                                                               3,567,623
  6,500,000      AA      Los Angeles County Public Works Financing Authority Revenue,
                            Regional Park & Open Space District, Series A, 5.000% due 10/1/19                            6,695,520
  7,710,000      Aaa*    Monterey County COP, Master Plan Financing, MBIA-Insured, 5.000% due 8/1/32                     7,773,145
  2,670,000      AAA     Ontario Redevelopment Finance Authority Revenue, (Project No. 1), MBIA-Insured,
                            (Escrowed to maturity with U.S. government securities), 5.800% due 8/1/23                    2,810,148
    895,000      Baa1*   Pleasanton Joint Powers Financing Authority Revenue, Series A, 6.150% due 9/2/12                  953,846
  5,550,000      AAA     Pomona Public Financing Authority Revenue, Merged Redevelopment Project, Series AD,
                            MBIA-Insured, 5.000% due 2/1/21                                                              5,654,007
                         Sacramento City Financing Authority Revenue, Capital Improvement,
                            (Solid Waste & Redevelopment Project), Series A, AMBAC-Insured:
  5,070,000      AAA          5.500% due 12/1/20                                                                         5,465,764
  6,300,000      AAA          5.500% due 12/1/21                                                                         6,518,484
  4,000,000      AAA          5.000% due 12/1/26                                                                         4,039,640
  1,600,000      AAA          5.875% due 12/1/29                                                                         1,784,992
  2,000,000      Aa3*         5.625% due 6/1/30                                                                          2,128,580
  4,600,000      AAA     Sacramento County COP, (Public Facilities Project), Solid Waste Facilities, MBIA-Insured,
                            5.250% due 12/1/16                                                                           4,909,856

                       See Notes to Financial Statements.


               11   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Miscellaneous -- 23.9% (continued)
$ 2,800,000      AAA     Salida Area Public Financing Agency Community Facilities District, Special Tax No. 1988-1,
                            FSA-Insured, 5.250% due 9/1/18                                                            $  2,968,476
  2,000,000      AAA     San Bernadino COP, (Capital Facilities Project), Series B, (Escrowed to maturity with
                            U.S. government securities), 6.875% due 8/1/24                                               2,619,520
  1,000,000      AAA     San Diego County COP, Regular Fixed Option Certificates, MBIA-Insured, 6.363% due 11/18/19      1,024,760
 25,000,000      AAA     San Francisco California State Building Authority, Lease Revenue, San Francisco Civic
                            Center, Complex-A, AMBAC-Insured, 5.250% due 12/1/21                                        26,067,000
                         San Francisco City & County COP, San Bruno Jail No. 3, AMBAC-Insured:
 14,000,000      AAA        5.250% due 10/1/26                                                                          14,489,580
 36,195,000      AAA        5.250% due 10/1/33                                                                          37,541,816
    135,000      A3*     San Francisco Downtown Parking, Corporate Parking Revenue Bonds, 6.250% due 4/1/04                144,858
  3,205,000      AAA     San Luis Obispo County, Lopez Dam Improvement Project, Series A, MBIA-Insured,
                            5.375% due 8/1/30                                                                            3,351,276
  4,310,000      Aaa*    San Marcos Public Facilities Authority, Public Facilities Revenue, (Escrowed to maturity
                            with U.S. government securities), zero coupon due 1/1/19                                     1,678,443
  5,995,000      AAA     San Ramone COP, (Central Park Project), FSA-Insured, 5.000% due 8/1/24                          6,046,917
  2,875,000      AAA     Santa Ana Financing Authority Lease Revenue, Police Administration & Holding Facility,
                            Series A, MBIA-Insured, 6.250% due 7/1/24                                                    3,494,448
  3,460,000      AA-     Santa Barbara County COP, 5.700% due 3/1/11                                                     3,701,473
  5,680,000      AAA     Santa Maria Redevelopment Agency, Town Center Package, FSA-Insured, 5.000% due 6/1/16           5,835,234
  2,795,000      AAA     Solano County COP, (Capital Improvement Project), AMBAC-Insured, 5.000% due 11/15/19            2,877,844
  4,200,000      AA-     Sonoma County COP, Detention Facilities Improvement Project, 5.000% due 11/15/13                4,360,356
  2,000,000      AAA     South Orange County Public Finance Authority, Special Tax Revenue, Series A, MBIA-Insured,
                            7.000% due 9/1/10                                                                            2,479,900
                         Virgin Islands Public Finance Authority Revenue, Series A:
 10,000,000      BBB-       5.500% due 10/1/18                                                                          10,368,000
  3,000,000      BBB-       Gross Receipts Taxes, Loan Note, 6.500% due 10/1/24                                          3,239,070
  2,000,000      AAA     Vista Community Development, Tax Allocation Revenue, Vista Redevelopment Project Area,
                            MBIA-Insured, 5.250% due 9/1/15                                                              2,091,260
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       224,996,074
----------------------------------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.6%
                         California Financing Authority:
  2,500,000      B3*        Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09 (c)                                  2,207,750
    500,000      BBB        Resource Recovery Revenue, Waste Management Income, Series A, 7.150% due 2/1/11 (c)            518,930
  1,500,000      AA-        San Diego Gas & Electric, Series A, 6.800% due 6/1/15 (c)                                    1,751,115
  9,900,000      B3*        Southern California Edison Co., Series B, 6.400% due 12/1/24 (c)                             9,585,180
    500,000      VMIG 1* California Pollution Control Financing Authority, Solid Waste Disposable Revenue,
                            Shell Martinez Refining Co., Series A, 2.350% due 10/1/31 (d)                                  500,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,562,975
----------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 4.2%
  2,500,000      A3*     California Educational Facilities Authority Revenue, University of San Diego,
                            (Call 10/1/02 @ 102), 6.500% due 10/1/22                                                     2,658,200
  1,450,000      NR      California Health Facilities Financing Authority Revenue, St. Elizabeth Hospital,
                            (Call 11/15/02 @ 102), 6.200% due 11/15/09                                                   1,543,728
  2,000,000      AAA     California Public Works Board Lease Revenue, Series A, (California State University
                            Project), (Call 10/1/02 @ 102), 6.700% due 10/1/17                                           2,132,980
  1,405,000      Aaa*    Contra Costa County COP, Merrithew Memorial Hospital, (Call 11/1/02 @ 102),
                            6.500% due 11/1/06                                                                           1,499,402
  1,000,000      AA      Fresno Health Facilities Revenue, Holy Cross Health System, St. Agnes, (Call 6/1/02 @ 102),
                            6.625% due 6/1/21                                                                            1,051,540

                       See Notes to Financial Statements.


               12   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Pre-Refunded (e) -- 4.2% (continued)
$ 2,500,000      AAA     Inland Empire Solid Waste Authority Revenue, FSA-Insured, (Call 8/1/06 @ 102),
                            6.000% due 8/1/16 (c)                                                                      $ 2,882,700
    450,000      AAA     Los Angeles Convention & Exhibition Center Authority, (Call 12/1/05 @ 100), 9.000%
                            due 12/1/20                                                                                    561,501
  1,000,000      A       Los Angeles County COP, Structured Yield Curve Note, (Call 11/1/01 @ 102), 6.600%
                            due 11/1/11                                                                                  1,026,430
                         Mojave Water Agency, Improvement District, Morongo Basin, (Call 9/1/02 @ 102):
  1,500,000      AAA        6.600% due 9/1/13                                                                            1,592,925
  5,510,000      AAA        6.600% due 9/1/22                                                                            5,851,345
    750,000      A-      Northern California Power Agency, Public Power Revenue, (Geothermal Project No. 3),
                            Series A, (Call 7/1/08 @ 100), 5.000% due 7/1/09                                               811,538
    500,000      AAA     Oceanside COP, AMBAC-Insured, (Call 8/1/02 @ 102), 7.300% due 8/1/21                              532,320
  1,000,000      A3*     Rancho Mirage COP, Eisenhower Memorial Hospital, Joint Powers Financing Authority,
                            (Call 3/1/02 @ 102), 7.000% due 3/1/22                                                       1,042,460
  2,900,000      AAA     Sacramento Municipal Utility District Electric Revenue, Series I, MBIA-Insured, 5.750%
                            due 1/1/15                                                                                   3,167,119
  1,250,000      AAA     San Diego Community College District, Lease Revenue, MBIA-Insured, (Call 12/1/06 @ 102),
                            6.125% due 12/1/16                                                                           1,469,313
  2,750,000      A2*     San Joaquin County COP, (General Hospital Project 1993), (Call 9/1/03 @ 102),
                            6.250% due 9/1/13                                                                            3,006,603
  6,000,000      AA-     St. Joseph's Health System, (Call 7/1/04 @ 102), 6.625% due 7/1/21                              6,784,860
  1,300,000      AAA     Yolo County Flood Control & Water Conservation District COP, FGIC-Insured,
                            (Call 7/15/03 @ 100), 7.125% due 7/15/15                                                     1,413,412
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        39,028,376
----------------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.7%
  2,770,000      AAA     Fresno County Finance Authority, Solid Waste Revenue Bonds, American Avenue Landfill,
                            MBIA-Insured, 5.750% due 5/15/14                                                             3,032,651
  5,000,000      AAA     Inland Empire Solid Waste Authority Revenue, FSA-Insured, 6.250% due 8/1/11 (c)                 5,810,550
    470,000      BBB     Kings County Waste Management Authority, Solid Waste Revenue, 7.200% due 10/1/14 (c)              517,893
  1,000,000      BB      Nevada County COP, 7.500% due 6/1/21                                                            1,027,320
  1,500,000      VMIG 1* Orange County Sanitation District COP, AMBAC-Insured, 2.350% due 8/1/16 (d)                     1,500,000
  4,135,000      Baa2*   South Napa Waste Management Authority Revenue, (Solid Waste Transfer Facilities Project),
                            6.500% due 2/15/14 (c)                                                                       4,468,322
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,356,736
----------------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 3.5%
  2,000,000      AAA     Anaheim Public Finance Authority, Tax Allocation Revenue, Regular Fixed Option Bonds,
                            MBIA-Insured, 6.450% due 12/28/18                                                            2,295,880
  1,000,000      Baa3*   Azusa Redevelopment Agency, Tax Allocation, (Merged Project Area), Series A, 6.750%
                            due 8/1/23                                                                                   1,064,400
     30,000      AAA     Concord Redevelopment Agency, Tax Allocation, Series 3, MBIA-Insured, 8.000% due 7/1/18            30,529
  6,000,000      AAA     Corona Redevelopment Agency, Tax Allocation, Redevelopment (Project Area A), Series A,
                            FGIC-Insured, 5.500% due 9/1/24                                                              6,288,120
  1,000,000      AAA     El Centro Redevelopment Tax Allocation, MBIA-Insured, 6.375% due 11/1/17                        1,146,030
  2,160,000      AAA     Fontana Public Finance Authority, Tax Allocation, MBIA-Insured, Series A, 5.000% due 9/1/20     2,198,102
  3,275,000      BBB+    Garden Grove Community Development Agency, Tax Allocation, (Garden Grove Community
                             Project), 5.700% due 10/1/08                                                                3,466,981
  2,000,000      Baa2*   Hawthorne Community Redevelopment, Tax Allocation, (Project Area 2), (Partially
                            Pre-Refunded - Escrowed with U.S. government securities to 9/1/04 Call @ 102), 6.625%
                            due 9/1/14 (b)                                                                               2,196,800
                         La Quinta Redevelopment Agency, Tax Allocation, Redevelopment Project Area No. 1,
                            AMBAC-Insured:
  3,000,000      AAA          5.000% due 9/1/21                                                                          3,067,920
  2,500,000      AAA          5.100% due 9/1/31                                                                          2,547,175

                       See Notes to Financial Statements.


               13   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Tax Allocation -- 3.5% (continued)
$ 3,500,000      AAA     Livermore Redevelopment Agency, Tax Allocation Revenue, Livermore Redevelopment
                            Project Area, Series A, MBIA-Insured, 5.000% due 8/1/26                                   $  3,533,600
                         Rancho Cucamonga Redevelopment, Tax Allocation, (Rancho Redevelopment Project):
  2,500,000      AAA        FSA-Insured, 5.250% due 9/1/20                                                               2,646,800
  2,445,000      AAA        MBIA-Insured, 5.250% due 9/1/16                                                              2,604,854
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,087,191
----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 5.4%
  1,250,000      AAA     Fresno Airport Revenue, Series A, FSA-Insured, 5.250% due 7/1/30                                1,323,813
  2,000,000      A3*     Port of Oakland Special Facilities Revenue, Series A, 6.750% due 1/1/12 (c)                     2,071,560
  9,000,000      AAA     Sacramento County Airport System Revenue, Series A, MBIA-Insured, 5.900% due 7/1/24 (c)         9,787,410
    400,000      A1*     Sacramento Regional Transportation District COP, Series A, 6.400% due 3/1/03                      415,452
  3,000,000      AAA     San Francisco Airport Community International Corp., Lease Revenue, FGIC-Insured,
                            6.500% due 5/1/19 (c)                                                                        3,284,670
    160,000      AAA     San Francisco Airport Improvement Corp., Lease Revenue, (Escrowed to maturity with
                            U.S. government securities), 8.000% due 7/1/13                                                 201,037
                         San Francisco Bay Area Rapid Transportation District Sales Tax Revenue, AMBAC-Insured:
 15,270,000      AAA        5.000% due 7/1/28                                                                           15,404,376
 15,000,000      AAA        5.000% due 7/1/31                                                                           15,126,450
                         San Jose Airport Revenue Bonds, FGIC-Insured:
    200,000      AAA        5.400% due 3/1/04 (c)                                                                          211,596
  1,500,000      AAA        5.500% due 3/1/07 (c)                                                                        1,583,475
  1,250,000      A2*     Santa Barbara COP, (Harbor Reference Project), 6.750% due 10/1/27                               1,315,238
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        50,725,077
----------------------------------------------------------------------------------------------------------------------------------
Utilities -- 3.4%
     360,000     A-      Northern California Power Agency, Public Power Refunding, Geothermal Project No. 3,
                            Series A, 5.000% due 7/1/09                                                                    361,764
  2,000,000      AAA     Redding Electric System Revenue COP, Regular Linked SAVRS & RIBS, MBIA-Insured,
                            6.368% due 7/8/22                                                                            2,337,880
  5,000,000      AAA     Riverside Electrical Revenue, AMBAC-Insured, 5.000% due 10/1/22                                 5,072,650
                         Sacramento Municipal Utility District Electric Revenue:
  4,500,000      AAA        Series D, MBIA-Insured, 5.250% due 11/15/20                                                  4,653,360
  3,000,000      A          Series E, 5.700% due 5/15/12                                                                 3,157,800
  6,000,000      AAA        Series N, MBIA-Insured, 5.000% due 8/15/28                                                   6,054,120
  2,525,000      AAA        Unrefunded Balance, Series I, MBIA-Insured, 5.750% due 1/1/15                                2,699,907
  5,000,000      AAA     Southern California Public Power Authority, Power Project Revenue, (Mead Adelanto Project),
                            Series A, AMBAC-Insured, 5.000% due 7/1/17                                                   5,128,700
  1,960,000      BBB-    Trinity County Public Utility District COP, Electric District Facilities, 6.750% due
                            4/1/23 (c)                                                                                   2,057,686
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        31,523,867
----------------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 20.9%
                         California State Department of Water, Central Valley Project Revenue:
  1,000,000      AA         Series O, 5.000% due 12/1/22                                                                 1,006,790
  5,000,000      AA         Series S, 5.000% due 12/1/19                                                                 5,137,050
 11,000,000      AA         Series U, 5.000% due 12/1/29                                                                11,043,340
                         Castaic Lake Water Agency Revenue COP, MBIA-Insured,
  6,615,000      AAA        Series A, 5.000%, 8/1/29                                                                     6,675,593
                         Castaic Lake Water Revenue, COP, (Water System Improvement Project), AMBAC-Insured:
  7,270,000      AAA        5.250% due 8/1/19                                                                            7,720,813
  7,615,000      AAA        5.125% due 8/1/30                                                                            7,742,551
  6,000,000      AAA     Clovis Sewer Revenue Refunding, MBIA-Insured, 5.200% due 8/1/28                                 6,137,040

                       See Notes to Financial Statements.


               14   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                  August 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(a)                                       SECURITY                                                  VALUE
==================================================================================================================================
Water and Sewer -- 20.9% (continued)
                         Cucamonga County Water District, COP, FGIC-Insured:
$ 5,000,000      AAA        5.000% due 9/1/29                                                                          $ 5,046,300
  9,000,000      AAA        5.125% due 9/1/31                                                                            9,178,020
                         East Bay Municipal Utility District, FGIC-Insured:
  9,300,000      AAA        Wastewater Treatment Systems Revenue, 5.000% due 6/1/26                                      9,367,983
  8,400,000      AAA        Water Systems Revenue, 5.000% due 6/1/26                                                     8,461,404
                         Eastern Municipal Water District COP, Water & Sewer Revenue,
                                    Series A:
                              FGIC-Insured:
  1,000,000      AAA            6.750% due 7/1/12                                                                        1,247,520
  1,000,000      AAA            5.375% due 7/1/13                                                                        1,073,640
 17,750,000      AAA          MBIA-Insured, 5.250% due 7/1/23                                                           18,385,982
  1,900,000      AAA     El Centro Financing Authority, Water & Wastewater Revenue, Series A, AMBAC-Insured,
                            5.125% due 10/1/27                                                                           1,930,666
    100,000      A-1+    Irvine Ranch Water District, 2.350% due 10/1/10 (d)                                               100,000
 12,000,000      AAA     Livermore-Amador Valley Water Management Agency, Sewer Revenue, Series A, AMBAC-Insured,
                            5.000% due 8/1/31                                                                           12,102,120
  2,430,000      AAA     Los Angeles Wastewater System Revenue, Series A, MBIA-Insured, 5.700% due 6/1/09                2,585,350
                         Metropolitan Water District, Southern California Waterworks Revenue:
                            Series A:
  1,000,000      AA           5.000% due 7/1/18                                                                          1,034,320
 13,900,000      AA           4.750% due 7/1/22                                                                         13,808,260
 13,150,000      AA           5.000% due 7/1/26                                                                         13,264,931
 12,430,000      AAA          MBIA-Insured, 5.000% due 7/1/30                                                           12,521,733
  4,500,000      AA         Series C, 5.250% due 7/1/16                                                                  4,794,795
  1,925,000      AAA     Morgan Hill COP, FSA-Insured, 5.125% due 6/1/21                                                 1,980,613
  4,560,000      AAA     Pittsburg Public Finance Authority, Wastewater Revenue, Series A, FGIC-Insured, 5.375%
                            due 6/1/22                                                                                   4,708,519
  6,575,000      AAA     Placer County Water Revenue, COP, (Capital Improvement Projects), AMBAC-Insured,
                            5.500% due 7/1/29                                                                            6,987,778
                         Pomona Public Financing Authority:
  2,500,000      AAA        Series AA, (Water Facilities Project), FSA-Insured, 5.000% due 5/1/29                        2,520,800
  2,855,000      AAA        Series Q, MBIA-Insured, 5.750% due 12/1/15                                                   3,143,098
  5,000,000      AAA     Sacramento County Sanitation District Financing Authority Revenue Refunding, AMBAC-Insured,
                            5.000% due 12/01/27                                                                          5,045,700
  6,875,000      AAA     San Diego PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20                                  6,993,662
  4,350,000      AAA     Vallejo Parity Revenue Refunding, Water Improvement Project, Series A, FSA-Insured,
                            5.250% due 5/1/29                                                                            4,519,998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       196,266,369
----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $852,889,446**)                                                                     $940,704,444
----------------------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer had not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 and 17 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


               15   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA"' have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


               16   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CHFCLI      -- California Health Facility Construction Loan Insurance
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
ETM         -- Escrowed To Maturity
FAIRS       -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Financial Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HDC         -- Housing Development Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
ISD         -- Independent School District
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse Coupon Security
PCR         -- Pollution Control Revenue
PFA         -- Public Financing Authority
PSFG        -- Permanent School Fund Guaranty
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
SAVRS       -- Select Auction Variable Rate Securities
TAN         -- Tax Anticipation Notes
TECP        -- Tax Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation Notes
SYCC        -- Structured Yield Curve Certificate
VA          -- Veterans Administration
VRDD        -- Variable Rate Daily Demand
VRWE        -- Variable Rate Wednesday Demand


               17   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                  August 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $852,889,446)                        $ 940,704,444
     Cash                                                                       35,857
     Interest receivable                                                    11,654,543
     Receivable for securities sold                                          2,524,500
     Receivable for Fund shares sold                                           795,167
--------------------------------------------------------------------------------------
     Total Assets                                                          955,714,511
--------------------------------------------------------------------------------------

LIABILITIES:
     Dividend payable                                                        3,522,227
     Investment advisory fee payable                                           245,979
     Administration fee payable                                                156,660
     Distribution fees payable                                                 101,001
     Payable for Fund shares purchased                                          51,587
     Accrued expenses                                                          135,547
--------------------------------------------------------------------------------------
     Total Liabilities                                                       4,213,001
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 951,501,510
======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      55,612
     Capital paid in excess of par value                                   880,884,791
     Undistributed net investment income                                     1,474,415
     Accumulated net realized loss from security transactions              (18,728,306)
     Net unrealized appreciation of investments                             87,814,998
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 951,501,510
======================================================================================

Shares Outstanding:
     Class A                                                                42,078,136
     ---------------------------------------------------------------------------------
     Class B                                                                10,264,257
     ---------------------------------------------------------------------------------
     Class L                                                                 3,269,205
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       17.11
     ---------------------------------------------------------------------------------
     Class B *                                                           $       17.10
     ---------------------------------------------------------------------------------
     Class L **                                                          $       17.09
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)   $       17.82
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       17.26
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


               18   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Operations (unaudited)      For the Six Months Ended August 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                                                                           $ 24,881,175
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 3)                                                                                     1,386,320
     Distribution fees (Note 3)                                                                                            1,280,290
     Administration fees (Note 3)                                                                                            882,203
     Shareholder and system servicing fees                                                                                    84,707
     Shareholder communications                                                                                               26,607
     Audit and legal                                                                                                          21,927
     Directors' fees                                                                                                          21,009
     Registration fees                                                                                                        20,476
     Custody                                                                                                                  17,556
     Pricing fees                                                                                                             15,363
     Other                                                                                                                     6,051
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                        3,762,509
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                     21,118,666
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions (excluding short-term securities):
       Proceeds from sales                                                                                               125,127,920
       Cost of securities sold                                                                                           125,064,288
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                                                        63,632
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation (Note 1)                                                                     22,201,023
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                                                   22,264,655
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                  $ 43,383,321
====================================================================================================================================


                       See Notes to Financial Statements.


               19   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended August 31, 2001 (unaudited) and the Year Ended February 28, 2001

                                                                                                August 31             February 28
===================================================================================================================================
OPERATIONS:
     Net investment income                                                                     $  21,118,666          $  41,985,760
     Net realized gain                                                                                63,632              3,272,446
     Increase in net unrealized appreciation                                                      22,201,023             73,593,473
-----------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                                       43,383,321            118,851,679
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE2):
     Net investment income                                                                       (20,937,435)           (41,362,242)
-----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                                   (20,937,435)           (41,362,242)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                             98,641,996            152,245,199
     Net asset value of shares issued for reinvestment of dividends                                9,262,023             22,843,162
     Cost of shares reacquired                                                                  (111,044,128)          (183,870,426)
-----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                                          (3,140,109)            (8,782,065)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                            19,305,777             68,707,372

NET ASSETS:
     Beginning of period                                                                         932,195,733            863,488,361
-----------------------------------------------------------------------------------------------------------------------------------
     End of period*                                                                            $ 951,501,510          $ 932,195,733
===================================================================================================================================
* Includes undistributed net investment income of:                                             $   1,474,415          $     712,034
===================================================================================================================================

                       See Notes to Financial Statements.


               20   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective March 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended August 31, 2001, interest income increased by $188,650 and the change in net unrealized appreciation of investments decreased by $188,650. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $581,150 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts


               21   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. The investment advisory fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended August 31, 2001, the Fund paid transfer agent fees of $76,297 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2001, SSB received sales charges of approximately $480,000 and $60,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended August 31, 2001, CDSCs paid to SSB were approximately:

                                      Class A           Class B          Class L
================================================================================
CDSCs                                 $23,000           $86,000           $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended August 31, 2001, total Distribution Plan fees incurred were:

                                           Class A        Class B        Class L
================================================================================
Distribution Plan Fees                    $520,975       $574,769       $184,546
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the six months ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $120,308,818

--------------------------------------------------------------------------------
Sales                                                                125,127,920
================================================================================

At August 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 88,670,965
Gross unrealized depreciation                                          (855,967)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 87,814,998
================================================================================


               22   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of)the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2001, the Fund did not hold any futures contracts.

6. Capital Shares

At August 31, 2001, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At August 31, 2001, total paid-in capital amounted to the following for each class:

                                       Class A          Class B         Class L
================================================================================
Total Paid-in Capital              $657,339,806     $168,934,808     $54,665,789
================================================================================

Transactions in shares of each class were as follows:

                                                           Six Months Ended                                  Year Ended
                                                            August 31, 2001                               February 28, 2001
                                                  -----------------------------------             ---------------------------------
                                                   Shares                  Amount                 Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                      4,789,118             $  79,745,526             7,317,335             $120,274,380
Shares issued on reinvestment                      424,186                 7,016,699             1,064,729               17,131,132
Shares reacquired                               (4,913,014)              (81,285,019)           (7,697,509)            (124,331,781)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       300,290            $    5,477,206               684,555             $ 13,073,731
------------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                        766,733             $  12,753,731             1,130,753             $ 18,364,220
Shares issued on reinvestment                       97,541                 1,612,567               273,871                4,396,426
Shares reacquired                               (1,583,136)              (26,274,732)           (3,243,978)             (52,214,529)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (718,862)           $  (11,908,434)           (1,839,354)           $ (29,453,883)
====================================================================================================================================
Class L
Shares sold                                        370,569              $  6,142,739               829,545             $ 13,606,599
Shares issued on reinvestment                       38,309                   632,757                81,282                1,306,791
Shares reacquired                                 (210,126)               (3,484,377)             (368,147)              (5,883,931)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       198,752             $   3,291,119               542,680              $ 9,029,459
====================================================================================================================================
Class Y*
Shares issued on reinvestment                           --                        --                   564                 $  8,813
Shares reacquired                                       --                        --               (75,289)              (1,440,185)
------------------------------------------------------------------------------------------------------------------------------------
 Net Decrease                                           --                        --               (74,725)           $  (1,431,372)
====================================================================================================================================
* On May 2, 2000, Class Y shares were fully redeemed.


               23   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At February 28, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $18,793,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs at the end of February of the year indicated:

                                        2007             2008            2009
================================================================================
Carryforward Amounts                 $2,923,000      $10,985,000      $4,885,000
================================================================================

8. Concentration of Credit

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.


               24   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares                               2001(1)(2)        2001(2)       2000(2)(3)         1999(2)         1998         1997
====================================================================================================================================
Net Asset Value, Beginning of Period        $  16.70          $  15.28       $  16.93          $  16.99       $  16.26     $  16.31
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                      0.39              0.79           0.78              0.77           0.82         0.85
  Net realized and unrealized gain (loss)       0.41              1.41          (1.67)             0.07           0.98         0.15
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.80              2.20          (0.89)             0.84           1.80         1.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                          (0.39)            (0.78)         (0.76)            (0.78)         (0.84)       (0.85)
  In excess of net investment income              --                --             --             (0.02)            --           --
  Net realized gains                              --                --             --             (0.10)         (0.23)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.39)            (0.78)         (0.76)            (0.90)         (1.07)       (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  17.11          $  16.70       $  15.28          $  16.93       $  16.99     $  16.26
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.88%++          14.70%         (5.36)%            5.02%         11.44%        6.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $    720          $    698       $    628          $    769       $    664     $    579
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.68%+            0.68%          0.70%             0.68%          0.70%        0.71%
  Net investment income(4)                      4.70+             4.91           4.99              4.53           4.97         5.29
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           13%               29%            29%               13%            43%          60%
====================================================================================================================================

Class B Shares                               2001(1)(2)        2001(2)       2000(2)(3)         1999(2)         1998         1997
====================================================================================================================================
Net Asset Value, Beginning of Period        $  16.69          $  15.28       $  16.93          $  16.98       $  16.25     $  16.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                      0.35              0.70           0.70              0.68           0.74         0.76
  Net realized and unrealized gain (loss)       0.41              1.41          (1.68)             0.08           0.98         0.14
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.76              2.11          (0.98)             0.76           1.72         0.90
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.35)            (0.70)         (0.67)            (0.69)         (0.76)       (0.77)
  In excess of net investment income              --                --             --             (0.02)            --           --
  Net realized gains                              --                --             --             (0.10)         (0.23)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.35)            (0.70)         (0.67)            (0.81)         (0.99)       (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  17.10          $  16.69       $  15.28          $  16.93       $  16.98     $  16.25
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.63%++          14.06%         (5.87)%            4.56%         10.88%        5.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $    176          $    183       $    196          $    247       $    216     $    173
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.21%+            1.19%          1.22%             1.20%          1.21%        1.23%
  Net investment income(4)                      4.18+             4.39           4.47              4.02           4.45         4.75
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           13%               29%            29%               13%            43%          60%
====================================================================================================================================

(1)   For the six months ended August 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets for Class A and B shares would have been 4.66% and 4.14%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


               25   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class L Shares                               2001(1)(2)         2001(2)       2000(2)(3)        1999(2)(4)       1998         1997
===================================================================================================================================
Net Asset Value, Beginning of Period          $16.68            $15.26         $16.91            $16.97         $16.24       $16.31
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                      0.35              0.69           0.69              0.67           0.73         0.75
  Net realized and unrealized gain (loss)       0.41              1.42          (1.68)             0.07           0.98         0.15
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.76              2.11          (0.99)             0.74           1.71         0.90
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.35)            (0.69)         (0.66)            (0.68)         (0.75)       (0.77)
  In excess of net investment income              --                --             --             (0.02)            --           --
  Net realized gains                              --                --             --             (0.10)         (0.23)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.35)            (0.69)         (0.66)            (0.80)         (0.98)       (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $17.09            $16.68         $15.26            $16.91         $16.97       $16.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.61%++          14.09%         (5.92)%            4.45%         10.83%        5.68%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $   56            $   51         $   38            $   48         $   32       $   17
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.24%+            1.24%          1.28%             1.24%          1.26%        1.29%
  Net investment income(5)                      4.14+             4.34           4.41              3.97           4.39         4.69
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           13%               29%            29%               13%            43%          60%
===================================================================================================================================

(1)   For the six months ended August 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4)   On June 12, 1998, Class C shares were renamed Class L shares.
(5)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets for Class L shares would have been 4.10%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
++ Total return is not annualized, as if may not be representative of the total return for the year.
+     Annualized.


               26   Smith Barney California Municipals Fund Inc.
                     2001 Semi-Annual Report to Shareholders

================================================================================
SMITH BARNEY
CALIFORNIA MUNICIPALS FUND INC.
================================================================================

DIRECTORS

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney California Municipals Fund Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after November 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


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